UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 22, 2013 (April 16, 2013)

MONSANTO COMPANY
 (Exact Name of Registrant as Specified in its Charter)

Delaware	001-16167	43-1878297
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 North Lindbergh Boulevard
St. Louis, Missouri    63167
(Address of Principal Executive Offices)  (Zip Code)

Registrant's telephone number, including area code:  (314) 694-1000

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)
_________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d.-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03                      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 16, 2013, the Board of Directors of Monsanto Company amended and restated the Company’s Bylaws, which changes are effective as of April 16, 2013.  The amendments revise Sections 3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 14, 15, 16, 17, 18, 19, 20, 21, 24, 25, 28, 30, 34, 40, 43, 44, 46, 48, 50, 51, 53, 54, 62 and 67 of the Company’s Bylaws.  Following is a summary of the principal features of the amendments, which:

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Implement the phase-in of annual director elections, in accordance with an amendment to the Company’s Articles of Incorporation, which was approved by shareowners at the Company’s January 2013 annual meeting (Sections 11, 16, 17 and 24);

•
Provide flexibility (i) with respect to adjournment or reconvening of shareowner meetings (Sections 3, 5 and 10), (ii) to permit the Board to act other than by formal resolution with respect to certain matters (Sections 5, 6, 18, 28, 30 and 62), (iii) upon acceptance of the resignation of a director who has not received a majority vote (Section 11); (iv) with respect to the procedures for nomination of director candidates (Section 8); and (v) to notify directors of Board meetings through an electronic board portal (Section 20);

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With respect to shareowner meetings, clarify the chairman’s authority regarding the conduct of meetings and reconvening adjourned meetings, and provide more detail regarding the requirements for representation by proxy and for voting (Sections 10, 11 and 14); and

•	Clarify duties of the Company’s officers (Sections 34, 40, 43, 46, 48, 50 and 51).

In addition to the above changes, amendments were made to track the language of the Delaware law in more detail (Sections 7, 11, 12, 15, 54 and 67), to streamline language (Sections 4, 7 and 9) and to improve consistency within the Bylaws (Sections 4, 21, 25 and 53).

The amended Bylaws, and a copy marked to show changes from the prior Bylaws, are included as Exhibits 3.1(i) and 3.2(ii), respectively, to this Current Report on Form 8-K, and are incorporated herein by reference.

Item 9.01.                                Financial Statements and Exhibits.

(d)           Exhibits

The following documents are filed as exhibits to this report:

Exhibit 3.2(i)                              Monsanto Company Bylaws, as amended and restated effective April 16, 2013

Exhibit 3.2(ii)                             Monsanto Company Bylaws, marked to show amendments effective as of April 16, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 22, 2013

MONSANTO COMPANY

By:	/s/ Jennifer L. Woods
Name:	Jennifer L. Woods
Title:	Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

3.2(i)	Monsanto Company Bylaws, as amended and restated effective April 16, 2013
3.2(ii)	Monsanto Company Bylaws, marked to show amendments effective as of April 16, 2013

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